UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2026

NANO DIMENSION LTD.

(Exact name of registrant as specified in its charter)

State of Israel

(State or Other Jurisdiction

of Incorporation)

001-37600	52-0029109
(Commission File Number)	(I.R.S. Employer Identification No.)

60 Tower Road Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

(866) 496-1805

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
American Depositary Shares each representing one Ordinary Share par value NIS 5.00 per share (1) Ordinary Shares, par value NIS 5.00 per share (2)	NNDM	The Nasdaq Stock Market LLC
Rights to Purchase American Depositary Shares, each American Depositary Share representing one Ordinary Share, par value NIS 5.00 per share	NNDM	The Nasdaq Stock Market LLC

(1) Evidenced by American Depositary Receipts.

(2) Not for trading, but only in connection with the listing of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On June 16, 2026, Nano Dimension Ltd. (“Nano” or the “Company”) issued a press release to provide additional information regarding its proposed business combination with Infinite Epigenetics, Inc. (the “Transaction”). A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of Nano, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

The Company has filed a preliminary proxy statement and intends to file a proxy statement and WHITE proxy card with the SEC in connection with its solicitation of proxies for an extraordinary general meeting of shareholders that will include, among other proposals, a proposal to approve on a non-binding advisory basis a resolution regarding the continuation of Nano Dimension’s strategic alternatives review process including any related transaction approved by the Board (the “Extraordinary General Meeting”). THE COMPANY’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND THE ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Shareholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

This current report on Form 8-K may be deemed to be solicitation material in respect of the Transaction. In connection with the Transaction, upon execution of the Definitive Agreement and pursuant to the terms thereof, Nano expects to file with the SEC a registration statement on Form S-4 that will contain a proxy statement of Nano that will constitute a prospectus with respect to Nano’s securities to be issued in the Transaction (the “Proxy Statement/Prospectus”). Nano may also file other documents with the SEC regarding the Transaction. This document is not a substitute for the Proxy Statement/Prospectus or any other document which Nano may file with the SEC. INVESTORS AND SECURITYHOLDERS OF NANO AND INFINTE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED BY NANO WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Following the execution of the Definitive Agreement, if at all, Nano shareholders and Infinite stockholders will also be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents containing important information about Nano, Infinite and the Transaction that will be filed with the SEC by Nano through the website maintained by the SEC at www.sec.gov. Following the execution of the Definitive Agreements, if at all, copies of the documents filed with the SEC by Nano will also be available free of charge on Nano’s website at https://investors.nano-di.com/sec-filings-1/default.aspx or by contacting Nano’s investor relations department by email at ir@nano-di.com.

Participants in the Solicitation

The Company, the President, Chief Executive Officer and Director, David Stehlin, and each of its non-employee directors (namely, Robert Pons; Phillip Borenstein; Dr. Joshua Rosensweig and Andrew Sriubas) are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Extraordinary General Meeting. Information about the compensation of our non-employee Directors is set forth in the sections titled “Director Compensation” and “Director Compensation Table” in the Company’s Annual Report, at pages 54-56, and is available here. Information about the compensation of our President, Chief Executive Officer, and Director, David Stehlin, is set forth in the section titled “Executive Compensation” in the Annual Report, at pages 56-64, and is available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” in the Company’s Annual Report on pages 64-65 and is available here, and as updated in the filings referenced below. Supplemental information regarding the participants’ holdings of the Company’s securities can be found in SEC filings on Statements of Change in Ownership on Form 4 filed with the SEC on May 29, 2026 for Mr. Stehlin (available here) and June 10, 2026 (available here). Such filings are available on the Company’s website at https://investors.nano-di.com/sec-filings-1/default.aspx or through the SEC’s website via the links referenced above.

Updated information regarding the participants’ direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s preliminary proxy statement on Schedule 14A and will be set forth in the Company’s definitive proxy statement and other materials to be filed with the SEC in connection with the Extraordinary General Meeting.

Nano and its directors and executive officers may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from Nano’s shareholders in connection with the Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Nano’s shareholders in connection with the Transaction will be set forth in the Proxy Statement/Prospectus on Form S-4 for the Transaction, which is expected to be filed with the SEC by Nano if Nano and Infinite enter into the Definitive Agreement. Investors and securityholders of Nano and Infinite are urged to read the Proxy Statement/Prospectus and other relevant documents that, if Nano and Infinite enter into the Definitive Agreement, will be filed with the SEC by Nano carefully and in their entirety when they become available because they will contain important information about the Transaction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company on June 16, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nano Dimension Ltd. (Registrant)

Date: June 17, 2026	By:	/s/ John Brenton
John Brenton
Chief Financial Officer